Exhibit 99.1

EXECUTION VERSION

Credit Suisse AG Credit Suisse Securities (USA) LLC 11 Madison Avenue New York, New York 10010	Wells Fargo Bank, National Association 301 South College Street Charlotte, North Carolina 28288 Wells Fargo Securities, LLC Duke Energy Center 550 South Tryon Street Charlotte, North Carolina 28202

August 19, 2014

The Laclede Group, Inc.

720 Olive Street

Saint Louis, Missouri 63101

Attention: Steven P. Rasche, Chief Financial Officer

Project Namath – 2nd Amendment to the Commitment Letter

Ladies and Gentlemen:

Reference is hereby made to the (i) Project Namath-Commitment Letter and the Annexes attached thereto, dated as of April 5, 2014, from Credit Suisse AG (acting through such of its affiliates or branches as it deems appropriate, “Credit Suisse AG”), Credit Suisse Securities (USA) LLC (“Credit Suisse Securities” and together with Credit Suisse AG, “Credit Suisse”), Wells Fargo Bank, National Association (“Wells Fargo Bank”), Wells Fargo Securities, LLC (“Wells Fargo Securities” and, collectively with Credit Suisse AG, Credit Suisse Securities and Wells Fargo Bank, the “Commitment Parties”) to The Laclede Group, Inc. (the “Borrower”), as amended by the First Amendment to the Commitment Letter dated as June 16, 2014, and (ii) the Project Namath-Joinder Agreement to Commitment Letter, dated as of April 28, 2014, between the Commitment Parties, the New Lenders and the Borrower ((i) and (ii) collectively, the “Commitment Letter”). Capitalized terms used in this agreement (this “Amendment”) but not defined herein shall have the respective meanings assigned to such terms in the Commitment Letter.

On the date hereof, the Borrower completed offerings of $625 million of Senior Notes. The parties hereto agree that, effective from the date of this Amendment, the amount of the Facility, and the corresponding Commitments of the Commitment Parties, shall be reduced to $0 and that the obligations of the Borrower and the Commitment Parties under the Commitment Letter are terminated, except to the extent they survive such termination pursuant to the express terms of the Commitment Letter.

To induce the Commitment Parties to enter into this Amendment, the Borrower hereby represents and warrants to the Commitment Parties that the reduction and termination of the Facility evidenced by this Amendment does not require any consent by the Seller, or if such consent is required, then such consent has been obtained pursuant to the terms of the Acquisition Agreement on or prior to the date hereof.

PARAGRAPH 12 OF THE COMMITMENT LETTER IS HEREBY INCORPORATED HEREIN BY REFERENCE AND SHALL APPLY HEREUNDER AS IF FULLY SET FORTH HEREIN.

Each party hereto agrees to maintain the confidentiality of this Amendment and the terms hereof in accordance with the confidentiality and disclosure provisions set forth in Section 8 of the Commitment Letter. For the avoidance of doubt, the Borrower may file a copy of this Amendment in any required filings with the Securities and Exchange Commission or other applicable regulatory authorities and stock exchanges pursuant to proviso (B) of Section 8(a) of the Commitment Letter.

Each party hereto agrees that this Amendment is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Very truly yours,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By:	/s/ Samuel Miller
	Name:	Samuel Miller
	Title:	Authorized Signatory

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Michael Proskin
	Name:	Michael Proskin
	Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Allison Newman
	Name:	Allison Newman
	Title:	Director

WELLS FARGO SECURITIES, LLC

By:	/s/ Lindsay Offutt
	Name:	Lindsay Offutt
	Title:	Vice President

[Signature Page to Second Amendment to Commitment Letter]

Agreed and acknowledged as of the date first written above:

THE LACLEDE GROUP, INC.

By:	/s/ S. P. Rasche
	Name:	S. P. Rasche
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Commitment Letter]

Agreed and acknowledged as of the date first written above:

Bank of America, N.A.

By:	/s/ Eric A. Escagne
	Name:	Eric A. Escagne
	Title:	Senior Vice President

JPMorgan Chase Bank, N.A.

By:	/s/ Nancy R. Barwig
	Name:	Nancy R. Barwig
	Title:	Credit Executive

Morgan Stanley Bank, N.A.

By:	/s/ Kelly Chin
	Name:	Kelly Chin
	Title:	Authorized Signatory

Royal Bank of Canada

By:	/s/ Frank Lambrinos
	Name:	Frank Lambrinos
	Title:	Authorized Signatory

U.S. Bank National Association

By:	/s/ John M. Eyerman
	Name:	John M. Eyerman
	Title:	Vice President

Stifel Bank & Trust

By:	/s/ Matthew L. Diehl
	Name:	Matthew L. Diehl
	Title:	Senior Vice President

[Signature Page to Second Amendment to Commitment Letter]

Fifth Third Bank

By:	/s/ Mark Stapleton
	Name:	Mark Stapleton
	Title:	Vice President

Commerce Bank

By:	/s/ Chris Steuterman
	Name:	Chris Steuterman
	Title:	Vice President

Compass Bank

By:	/s/ Raj Nambiar
	Name:	Raj Nambiar
	Title:	Vice President

Regions Bank

By:	/s/ Joe Fleece
	Name:	Joe Fleece
	Title:	Associate

UMB Bank N.A.

By:	/s/ Michael Garner
	Name:	Michael Garner
	Title:	SVP Commercial Lending Officer

[Signature Page to Second Amendment to Commitment Letter]